UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report: April 2, 2020 (Date of earliest event reported)
BROADVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34205	94-3184303
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Redwood City, CA
460 Seaport Ct, Suite 102, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

(650) 331-1000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BVSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nasdaq Listing Non-Compliance Notice

On April 2, 2020, BroadVision, Inc. (the “Company” or the “Debtor”), received a letter from the Nasdaq Listing Compliance office, notifying the Company that, by not yet filing its Annual Report on Form 10-K for the year ended December 31, 2019, the Company was no longer in compliance with Nasdaq’s Listing Rules (pursuant to Rule 5250(c)(1)) and had 60 calendar days (that is, until June 1, 2020) to submit a plan to regain compliance. A copy of the letter is attached as Exhibit 99.1. In light of the Company’s previously announced Chapter 11 Case (as defined below) and the Combined Hearing (as defined below), scheduled to be held on May 14, 2020, to consider, among other things, confirmation of the Amended Plan (as defined below), pursuant to which all Equity Interests (as defined in the Amended Plan) will cancelled in exchange for the Equity Interest Recovery (as defined in the Amended Plan), the Company does not currently intend to submit a plan to regain compliance with Nasdaq’s Listing Rules.

Item 8.01 Other Events.

As previously reported, on March 30, 2020, the Debtor filed a voluntary petition (the case commenced thereby, the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Chapter 11 Case is being administered under the caption In re BroadVision, Inc. (Case No. 20-10701 (CSS)).

As previously reported, on March 30, 2020, the Debtor also filed the Prepackaged Chapter Plan of Reorganization Under Chapter 11 of the Bankruptcy Code for BroadVision, Inc. (the “Original Plan”), and a related disclosure statement with the Bankruptcy Court in accordance with the Bankruptcy Code. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Amended Plan (as defined below).

Amended Chapter 11 Plan and Amended Disclosure Statement.

On April 3, 2020, the Debtor filed the Amended Prepackaged Chapter Plan of Reorganization Under Chapter 11 of the Bankruptcy Code for BroadVision, Inc. (the “Amended Plan”) and the related disclosure statement for the Amended Plan (the “Amended Disclosure Statement”) with the Bankruptcy Court. The Amended Plan provides for certain modifications to the Original Plan, including, among other things, the (i) identification of the “Record Date” such that the Record Date shall be the earlier to occur of (A) the date on which the Debtor’s Common Stock ceases to trade and (B) the Confirmation Date, and (ii) inclusion of an opt-out provision for releases proposed to be provided from Creditors and Interest Holders pursuant to Section 10.5 of the Plan.

The foregoing descriptions of the Amended Plan and the Amended Disclosure Statement do not purport to be complete and are qualified in their entirety by reference to the Amended Plan and the Amended Disclosure Statement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Bankruptcy Court Schedules Combined Hearing.

On April 1, 2020, the Bankruptcy Court entered an order approving certain notices in connection with the Chapter 11 Case and scheduling a combined hearing (“Combined Hearing”) to consider (a) the Amended Disclosure Statement’s compliance with the Bankruptcy Code’s disclosure requirements and any objections thereto, (b) confirmation of the Amended Plan and any objections thereto, and (c) the proposed assumption or rejection of executory contracts and cure amounts and any objections thereto. The Combined Hearing shall be held before the Honorable Christopher S. Sontchi, United States Bankruptcy Judge, Room 6 of the United States Bankruptcy Court, 824 Market Street, 5th Floor, Wilmington, Delaware 19801, on May 14, 2020, at 2:00 p.m. (prevailing Eastern Time) or as soon thereafter as counsel may be heard. The Combined Hearing may be adjourned from time to time without further notice other than by filing a notice on the Bankruptcy

Court’s docket indicating such adjournment and/or an announcement of the adjourned date or dates at the Combined Hearing. A copy of  the notice of the Combined Hearing is attached hereto as Exhibit 10.3, and is incorporated herein by reference.

On April 1, 2020, the Bankruptcy Court entered an order that established (a) May 8, 2020 at 4:00 p.m. (prevailing Eastern Time) as the “General Bar Date” and deadline for all persons or entities, other than Governmental Units (as defined in section 101(27) of the Bankruptcy Code), to file proofs of claim (each, a “Proof of Claim”) based on claims against the Debtor that arose prior to the Petition Date, including claims for the value of goods sold to the Debtor in the ordinary course of business and received by such Debtor within twenty (20) days before the Petition Date that remain unpaid; and (b) September 28, 2020 at 4:00 p.m. (prevailing Eastern Time) as the “Governmental Bar Date” and deadline for all Governmental Units to file Proofs of Claim against the Debtor based on claims against the Debtor that arose prior to the Petition Date that remain unpaid. A copy of  the notice of the foregoing bar dates is attached hereto as Exhibit 10.4, and is incorporated herein by reference.

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Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Case, and the effectiveness of the Amended Plan is subject to numerous conditions, including approval by the Bankruptcy Court. As noted in the Company’s Form 8-K filed March 30, 2020, the transaction specified in the Restructuring Support Agreement contemplates that existing equity interests in the Company will be cancelled and that the holders thereof will neither receive nor retain any property on account thereof. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company’s current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict.

Forward-looking statements include, among other matters, the Company’s strategy and the expected process and results of the Chapter 11 proceedings.  Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Risks and uncertainties associated with forward-looking statements include the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for the Company’s businesses; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of its businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the Restructuring Support Agreement and any other arrangement with creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual in the United States and worldwide; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay suppliers and vendors; the ability to control costs during Chapter 11 proceedings; the risk that the Company’s Chapter

11 Case may be converted to a case under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close a restructuring pursuant to the Amended Plan or another plan of reorganization; the Company’s long-term outlook; the Company’s preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various other factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the Court; negotiations with the Company’s creditors and any committee approved by the Court; the Company’s ability to meet the requirements, and compliance with the terms, including restrictive covenants, of the Restructuring Support Agreement and any other financial arrangement while in Chapter 11 proceedings; changes in the Company’s cash needs as compared to its historical operations or its planned reductions in operating expense; adverse litigation; changes in domestic and international demand for the Company’s products; the Company’s ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting the Company’s current business operations and, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on September 23, 2019 and similar disclosures in subsequent reports filed with the SEC.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Amended Plan
10.2	Amended Disclosure Statement
10.3	Notice of Combined Hearing
10.4	Notice of Establishment of Bar Dates
99.1	Letter from Nasdaq Listing Qualifications to the Company, dated April 2, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadVision, Inc.

Date: April 9, 2020	/s/ Pehong Chen
Dr. Pehong Chen
President, Chief Executive Officer, Interim Chief Financial Officer